[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997

MFS(R) MUNICIPAL BOND FUND




[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  5
Fund Facts ................................................................  6
Performance Summary .......................................................  6
Portfolio Concentration ...................................................  8
Tax Form Summary ..........................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
The MFS Family of Funds(R) ................................................ 32
Trustees and Officers ..................................................... 33

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 7.75%, WHILE CLASS B SHARES RETURNED 6.84%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE PAST YEAR HAS PROVIDED HEALTHY RETURNS FOR MUNICIPAL BOND INVESTORS, WITH YIELDS ON LONG-TERM, HIGH-GRADE MUNICIPALS DECLINING BY ABOUT 40 BASIS POINTS (0.40%) OVER THE PERIOD, WITH ABOUT HALF OF THIS DECLINE COMING OVER THE PAST SIX MONTHS.

   o THANKS TO SOUND BUDGETING PRACTICES AND A HEALTHY ECONOMY, MANY MUNICIPALITIES ARE IN THEIR STRONGEST FINANCIAL POSITIONS IN SEVERAL YEARS. THIS, ALONG WITH RELATIVELY LOW YIELDS AND THE GROWTH OF MUNICIPAL BOND INSURANCE, HAS LED TO INCREASINGLY NARROW YIELD DIFFERENTIALS AMONG BOND QUALITIES.

   o THE FUND IS SEEKING TO AVOID LARGE PORTFOLIO RESTRUCTURINGS FOR PURPOSES OF ANTICIPATING INTEREST-RATE CHANGES, WHILE PLACING INCREASED EMPHASIS ON THE PORTFOLIO'S STRUCTURAL CHARACTERISTICS AND OVERALL QUALITY.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN
[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    --------------------------
    A. Keith Brodkin
    Chairman and President

September 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER


[Photo of Robert A. Dennis]

Robert A. Dennis

Generally, the past 12 months have provided healthy returns for municipal bond investors. Long-term, high-grade municipal yields declined by about 40 basis points (0.40%) over the period, with about half of this decline occurring over the past six months. However, these numbers fail to reflect the market's substantial volatility during the period as investors' perceptions changed frequently concerning the rate of economic growth, the outlook for inflation, and the prospects for Federal Reserve Board action. The range between March's high point in yields and July's low was about 70 basis points (0.70%).

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 7.75%, while Class B shares returned 6.84%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 9.27% return for the Lehman Brothers Municipal Bond Index, an unmanaged index of approximately 8,000 investment-grade, mostly long-term bonds. The Fund's 12-month returns compared unfavorably with the 8.83% average return for the General Municipal Bond fund category tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?
A. Contrary to the Fund's very favorable performance results achieved nearly every year since its inception (compared with the average return of its Lipper category) the results for the past 12 months have been disappointing. Most of the underperformance occurred during the last four months of 1996 when the Fund suffered from two significant miscalculations relative to the course of interest rates. The Fund is doing relatively better so far in 1997 as it seeks to avoid making major restructurings in anticipation of possible changes in interest rates and focuses on adding value through credit and sector analysis.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE CURRENT MUNICIPAL MARKET?
A. For municipal credits, these have been the best of times. Reflecting the effects of sound budgeting practices and a uniformly healthy economy, municipal credits are in their strongest financial positions in many years. This, along with the relatively low absolute yield levels and the continued proliferation of municipal bond insurance, which now absorbs about half of the new-issue calendar, has led to a narrowing of yield spreads among qualities to historically low differentials. Over the past 12 months, the yield spread between 20-year bonds rated "AAA" by Standard & Poor's and those rated "BBB" has narrowed from 75 basis points (0.75%) to 40 basis points (0.40%).

   This significant narrowing of credit spreads has made it difficult to add value to the portfolios in the traditional manner; that is, through allocations among states, regions, and sectors. During this time of economic stability and strength, but unusual interest-rate volatility, high-grade municipals have become increasingly homogeneous, and portfolio performance has been largely determined by maturity differentials and structural bond differences.

Q. HOW HAS THE MUNICIPAL MARKET'S PERFORMANCE COMPARED WITH THAT OF THE TAXABLE MARKET?
A. This market performed well against the taxable market because demand from institutions and the retail market was consistent, while new-issue supply was only slightly higher than last year's level. Borrowing for new public-sector projects continued to be restrained, and interest rates were not low enough to spark a new wave of refinancings.

Q. WHAT CAN YOU TELL US ABOUT THE AVERAGE CREDIT QUALITY OF THE FUND?
A. With quality yield spreads historically narrow, we believe prime-quality bonds clearly offer the best values in the market. Accordingly, about two-thirds of the Fund's assets are invested in bonds rated "AAA" and "AA" by Standard & Poor's. Also, almost half of the Fund's assets are enhanced by bond insurance.

Q. WHAT ABOUT THE INCREASED USE OF BOND INSURANCE? HOW HAS IT AFFECTED THE MUNICIPAL MARKET AND HOW YOU MANAGE THE FUND?
A. The rise in bond insurance continues to be one of the most dramatic trends in the municipal market. This, plus the healthy condition of municipal credits and relatively low interest rates, has contributed to the continued narrowing of already very low yield spreads among qualities in this market. This means investors are generally not being adequately paid for buying lower-grade bonds, and that in today's environment of nearly uniform economic and financial health, it is that much harder to find unusual value among investment-grade municipal bonds.

Q. WHAT ABOUT CALL PROTECTION? WHAT PORTION OF THE FUND IS IN NONCALLABLE BONDS, AND WHY IS THIS IMPORTANT FOR INVESTORS?
A. Call protection is important, not just to help ensure the continuation of the income stream from bonds, but also to help provide favorable total return performance, particularly during periods of stable or declining interest-rate trends. The fact that the Fund has more than 40% of its assets in noncallable bonds is one of its most important characteristics.

Q. COULD YOU TALK ABOUT SOME OF THE LARGEST SECTORS IN THE FUND AND WHY YOU'RE FAVORING THEM?
A. The Fund's largest sector holdings are in general obligation and other tax-backed bonds, refunded bonds (escrowed in U.S. Treasury securities), and essential-service electric and gas revenue bonds. These are traditionally among the most secure and liquid sectors of municipal finance. At the same time, the Fund is geographically well diversified, with holdings in 26 states.

Q. IN YOUR LAST REPORT, YOU SAID YOU INTENDED TO MAKE THE FUND LESS VULNERABLE TO UNEXPECTED INTEREST-RATE MOVES. WHAT STEPS HAVE YOU TAKEN TO DO THIS?
A. As I mentioned, we are trying to avoid making major restructurings in anticipation of possible interest-rate changes, while placing increased emphasis on the portfolio's overall quality with the help of our experienced municipal research staff. We believe this expertise should prove more valuable in coming months as municipalities face new challenges, including coping with the effects of the new federal welfare reform law, other possible cuts in federal aid, and the deregulation of electric utilities.

Q. LOOKING AHEAD, WHAT POTENTIAL CHANGES DO YOU SEE IN THE GENERAL ECONOMIC OR POLITICAL ENVIRONMENT, AND HOW MIGHT THEY AFFECT THE FUND?
A. The most likely outlook is for a continuation of healthy, but not overheated, growth and relatively low inflation. However, the price for keeping the economy on a relatively even keel will be further volatility in interest rates. We are determined not to take what we believe to be unreasonable risks in trying to anticipate the trends in interest rates, but to add value for our shareholders through market analysis based on our long experience in portfolio management and credit analysis from our large and highly experienced research staff.

/s/ Robert A. Dennis
    -------------------------------
    Robert A. Dennis
    Portfolio Manager

--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   ROBERT A. DENNIS IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(SM) AND HAS BEEN PORTFOLIO MANAGER OF MFS(R) MUNICIPAL BOND FUND SINCE 1984. MR. DENNIS JOINED MFS IN 1980 AND WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1981, VICE PRESIDENT - INVESTMENTS IN 1983, AND SENIOR VICE PRESIDENT IN 1986. HE IS A GRADUATE OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND ITS SLOAN SCHOOL OF MANAGEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FUND FACTS

  OBJECTIVE:              THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH
                          A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME
                          TAXES AS IS CONSIDERED CONSISTENT WITH PRUDENT
                          INVESTING AND PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  CLASS A:  DECEMBER 16, 1976
                          CLASS B:  SEPTEMBER 7, 1993

  SIZE:                   $1.7 BILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Municipal Bond Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended August 31, 1997)

                        MFS             Lehman           Consumer
                     Municipal         Brothers           Price
                     Bond Fund         Municipal          Index -
                      Class A          Bond Index          U.S.
                     ----------        ----------         -------

8/92                  $ 9,500           $10,000           $10,000
8/93                  $10,800           $11,200           $10,300
8/94                  $10,700           $11,200           $10,600
8/95                  $11,500           $12,200           $10,900
8/96                  $12,100           $12,900           $11,200
8/97                  $12,984           $14,062           $11,405



GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended August 31, 1997)

                        MFS             Lehman           Consumer
                     Municipal         Brothers           Price
                     Bond Fund         Municipal          Index -
                      Class A          Bond Index          U.S.
                     ----------        ----------         -------

8/87                  $ 9,500           $10,000           $10,000
8/89                  $11,400           $11,900           $10,900
8/91                  $13,400           $14,100           $11,900
8/93                  $17,100           $17,600           $12,700
8/95                  $18,100           $19,200           $13,400
8/97                  $20,443           $22,060           $14,044



AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                       1 Year              3 Years             5 Years            10 Years
--------------------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund (Class A)
  including 4.75% sales charge (SEC results)           +2.59%              +4.86%              +5.36%              +7.41%
---------------------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund (Class A)
  at net asset value                                   +7.75%              +6.57%              +6.40%              +7.93%
---------------------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund (Class B)
  with CDSC (SEC results)                              +2.84%              +4.71%              +5.25%              +7.52%
---------------------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund (Class B)
  at net asset value                                   +6.84%              +5.61%              +5.57%              +7.52%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*                  +9.27%              +7.77%              +7.06%              +8.23%
---------------------------------------------------------------------------------------------------------------------------
Average general municipal debt fund**                  +8.83%              +6.99%              +6.45%              +7.81%
---------------------------------------------------------------------------------------------------------------------------
Consumer Price Index+*                                 +2.19%              +2.55%              +2.66%              +3.45%
---------------------------------------------------------------------------------------------------------------------------

 * Source: CDA/Wiesenberger.
** Source: Lipper Analytical Services, Inc.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class B shares are higher than those of Class A shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

QUALITY RATINGS

"AAA"                58.7%
"AA"                  9.0%
"A"                   9.9%
"BBB"                15.4%
Cash and Equivalents  7.0%

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1997

Municipal Bonds - 94.1%
---------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)               VALUE
---------------------------------------------------------------------------------------------------------
General Obligations - 13.1%
  Chicago, IL, 5.25s, 2027                                           $ 6,000        $  5,741,160
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                   2,500           2,795,875
  Clark County, NV, Las Vegas Convention and Visitors
    Authority, MBIA, 5.5s, 2021                                        3,570           3,537,120
  Clark County, NV, School District, MBIA, 7s, 2010                    4,000           4,733,440
  Commonwealth of Massachusetts, 7s, 2007                              1,285           1,425,489
  Commonwealth of Massachusetts, 6.5s, 2008                            6,400           7,283,840
  Commonwealth of Massachusetts, FGIC, 7s, 2009                        7,000           8,312,010
  Commonwealth of Massachusetts, 5s, 2013                             10,000           9,674,300
  Commonwealth of Massachusetts, 5.125s, 2013                         10,000           9,809,000
  Commonwealth of Massachusetts, 5s, 2014                             10,500          10,088,190
  Commonwealth of Massachusetts, 5.125s, 2015                          6,000           5,816,100
  Detroit, MI, 6.25s, 2009                                             5,235           5,553,550
  Detroit/Wayne County, MI, Stadium, 5.5s, 2017                        6,000           6,032,580
  District of Columbia, MBIA, 6.5s, 2010                               6,000           6,723,900
  Florida Board of Education, Capital Outlay, 9.125s, 2014             1,735           2,472,913
  Florida Board of Education, Capital Outlay, 5.25s, 2022              7,905           7,670,538
  Lewisville, TX, Independent School District, 5s, 2018                8,500           8,045,250
  New York City, NY, 7.5s, 2002                                       12,500          13,852,000
  New York City, NY, 7.5s, 2006                                        5,000           5,612,500
  New York City, NY, 7.65s, 2006                                         295             330,126
  New York City, NY, 7.5s, 2007                                       15,500          17,254,290
  New York City, NY, 7.5s, 2008                                       10,000          11,131,800
  New York City, NY, 7.7s, 2009                                          320             358,729
  New York City, NY, 5.75s, 2013                                       8,500           8,644,755
  New York City, NY, 5.75s, 2014                                       9,500           9,606,210
  New York City, NY, 5.75s, 2015                                      11,085          11,208,930
  State of California, 5.25s, 2011                                     5,250           5,292,262
  State of California, 5.5s, 2013###                                   5,000           5,163,100
  State of Florida, Broward County Expressway Authority, 10s, 2014     4,350           6,595,122
  State of Washington, 6.75s, 2010                                     3,880           4,544,295
  State of Washington, 6s, 2012                                        4,360           4,790,681
  Virginia Public School Authority, School Financing,
    5.125s, 2017                                                      17,980          17,637,481
                                                                                  --------------
                                                                                  $  227,737,536
---------------------------------------------------------------------------------------------------------
State and Local Appropriation - 27.3%
  California Public Works Board, Lease Rev.
    (Department of Corrections), AMBAC, 5.25s, 2013                  $ 6,795        $  6,852,622
  California Public Works Board, Lease Rev.
    (University of California), 5.5s, 2014                             4,500           4,558,005
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2009                                                  5,160           5,738,797
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2015                                                 27,295          30,305,912
  Indiana Office Building Community Capital Complex
    Rev., 6.9s, 2011                                                   9,500          11,189,575
  King County, IL, Washington Lease Rev. (King Street
    Center), MBIA, 5.125s, 2017                                        6,975           6,644,943
  King County, IL, Washington Lease Rev. (King Street
    Center), MBIA, 5.25s, 2026                                         6,000           5,726,580
  Los Angeles County, CA, Public Works Rev. (Multiple
    Capital Facilities), AMBAC, 5.125s, 2017                           8,500           8,182,695
  Massachusetts Bay Transportation Authority, 6.1s, 2013              10,200          11,166,960
  Massachusetts Bay Transportation Authority, 5.875s, 2015             4,500           4,792,320
  Massachusetts Bay Transportation Authority, 7s, 2021                19,185          23,395,340
  Massachusetts Bay Transportation Authority, 5s, 2023                17,970          16,677,058
  Massachusetts Bay Transportation Authority, 5.25s, 2026              5,000           4,800,950
  Massachusetts Bay Transportation Authority, 5s, 2027                29,045          26,821,315
  Metropolitan Government of Nashville & Davidson
    Counties, TN, 7s, 2011                                             5,280           5,768,611
  Metropolitan Transportation Authority, NY, Commuter,
    5.5s, 2011                                                         3,430           3,515,476
  Metropolitan Transportation Authority, NY, Commuter,
    5.125s, 2024                                                       4,000           3,823,360
  Metropolitan Transportation Authority, NY, Service
    Contract, 7.4s, 2001                                               4,075           4,437,390
  Metropolitan Transportation Authority, NY, Service
    Contract, 7.375s, 2008                                             5,000           5,884,800
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                              5,600           5,811,400
  New York Dormitory Authority Rev. (State
    University), 5.25s, 2010                                           9,390           9,317,321
  New York Dormitory Authority Rev. (City University),
    7s, 2009                                                          13,765          15,888,114
  New York Dormitory Authority Rev. (City University),
    7.5s, 2010                                                        15,650          18,771,079
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                       25,150          26,181,150
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                        5,000           5,205,000
  New York Dormitory Authority Rev. (City University),
    AMBAC, 5.5s, 2016                                                  4,000           4,010,840
  New York Dormitory Authority Rev. (Mental Health
    Services Facilities), 6s, 2007                                     1,500           1,602,915
  New York Dormitory Authority Rev. (Mental Health
    Services Facilities), 5.75s, 2010                                  2,000           2,042,880
  New York Dormitory Authority Rev. (Mental Health
    Services Facilities), 5.5s, 2017                                   3,250           3,191,728
  New York Dormitory Authority Rev. (State
    University), 7.375s, 2010                                         16,100          19,071,094
  New York Dormitory Authority Rev. (State
    University), 5.5s, 2013                                            7,875           7,980,446
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 8.875s, 2007                             1,725           1,791,102
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2020                             1,485           1,626,684
  New York Urban Development Corp., FSA, 5.5s, 2014                    4,525           4,597,174
  New York Urban Development Corp., 5.5s, 2015                        16,200          16,017,750
  New York Urban Development Corp., 5.5s, 2016                        14,690          14,897,863
  New York Urban Development Corp., MBIA, 5.5s, 2019                   3,500           3,501,015
  New York Urban Development Corp. (Correctional
    Facilities), 5.5s, 2014                                            5,000           5,036,300
  New York Urban Development Corp. (Correctional
    Facilities), 5.375s, 2015                                         10,000           9,815,300
  Orange County, FL, School Board Certificates, MBIA,
    5.375s, 2017                                                      22,000          21,772,300
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s, 2017              5,000           4,993,550
  Rhode Island Convention Center Authority, MBIA, 5.25s, 2015         20,870          20,581,785
  Rhode Island Convention Center Authority, MBIA, 5s, 2023            20,360          18,783,118
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation), 5.5s, 2014       10,000          10,064,400
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation), 5.5s, 2020        4,000           3,942,960
  Triborough Bridge & Tunnel Authority, 7.25s, 2010                   22,905          26,472,225
                                                                                  --------------
                                                                                  $  473,250,202
-----------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 18.1%
  Alameda County, CA, Certificates of Participation,
    BIGI, 7.25s, 2011+                                               $ 4,560        $  5,064,017
  Alameda County, CA, Certificates of Participation,
    BIGI, 7.25s, 2012+                                                 4,770           5,297,228
  Alameda County, CA, Certificates of Participation,
    BIGI, 7.25s, 2013                                                  4,990           5,541,544
  Alameda County, CA, Certificates of Participation,
    BIGI, 7.25s, 2000                                                  3,775           4,192,251
  Austin, TX, Utility Systems Rev., 10.75s, 2000                       2,615           3,043,520
  Chicago, IL, Public Building Commission Mortgage
    Rev., ETM, MBIA, 7.125s, 2015                                      6,590           7,122,670
  Clark County, NV, School District, MBIA, 7s, 2001                   10,050          11,045,151
  Commonwealth of Massachusetts, 6.875s, 2001                          4,825           5,340,503
  Commonwealth of Massachusetts, Consolidated Loan,
    7s, 2007                                                         $ 3,305        $  3,666,336
  Florida Board of Education, Capital Outlay, ETM,
    9.125s, 2014                                                         265             375,471
  Indianapolis, IN, Local Public Improvement Rev.,
    7.4s, 2020                                                         3,710           4,078,329
  Maryland Health & Higher Education Facilities
    Authority Rev. (University of Maryland Medical
    System), FGIC, 7s, 2017                                            7,945           8,828,563
  Massachusetts Port Authority Rev., ETM, 13s, 2013                    3,500           5,968,690
  Massachusetts Water Resources Authority, 7.625s, 2000               10,760          11,857,305
  Massachusetts Water Resources Authority, 7.5s, 2000                 15,850          17,418,516
  Michigan Hospital Finance Authority Rev.
    (Oakwood Hospital), FGIC, 7.2s, 2015                              10,000          10,975,500
  Michigan Municipal Bond Authority Rev. (Wayne
    County), FGIC, 7s, 2000                                           10,000          10,909,200
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2003                                              8,950          10,062,932
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2003                                             21,520          24,307,701
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2000                             8,125           9,076,031
  New York Urban Development Corp. (Correctional
    Facilities), 7.625s, 2001                                          7,570           8,472,798
  New York Urban Development Corp. (Correctional
    Facilities), 7.375s, 2002                                          4,000           4,529,920
  New York City, NY, 7.65s, 2006                                       4,705           5,369,675
  New York City, NY, 7.7s, 2009                                        3,680           4,207,160
  New York City, NY, 8s, 2001                                          2,475           2,835,484
  Pennsylvania Convention Center Authority Rev., FGIC,
    6.7s, 2016                                                        51,195          60,121,872
  Philadelphia, PA, Municipal Authority Rev. (Justice
    Lease), FGIC, 7.1s, 2001                                           6,000           6,726,420
  Philadelphia, PA, Municipal Authority Rev. (Justice
    Lease), FGIC, MBIA, 7.125s, 2001                                   4,500           5,049,090
  Philadelphia, PA, School District, MBIA, MBIA, 7s, 2005              9,440          10,392,024
  Santa Clara County, CA, Certificates of
    Participation (American Baptist Homes West), 8s, 1998              5,200           5,411,328
  State of Florida, Jacksonville Transportation
    Authority, ETM, 9.2s, 2015                                         2,000           2,795,480
  Washington Public Power Supply System Rev.,
    (Nuclear Proj. #2), 7.375s, 2000                                  20,000          21,972,400
  Washington Public Power Supply System Rev.,
    (Nuclear Proj. #2), 7.625s, 2001                                  10,815          12,086,952
                                                                                  --------------
                                                                                  $  314,142,061
---------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.9%
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                      $ 5,000        $  5,830,000
  Denver, CO, City and County Airport Rev., MBIA,
    5.6s, 2020                                                        15,780          15,819,608
  Massachusetts Port Authority Rev., 5.125s, 2020                      3,290           3,155,209
  Port of Seattle, WA, FGIC, 5.5s, 2022                                8,250           8,194,807
                                                                                  --------------
                                                                                   $  32,999,624
---------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 15.4%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012 (++)          $ 2,500        $  2,785,475
  Georgia Municipal Electric Authority Rev., FGIC,
    5.5s, 2020                                                         5,045           5,090,153
  Georgia Municipal Electric Authority Rev., MBIA,
    5.5s, 2020                                                        22,190          22,388,600
  Georgia Municipal Electric Authority, Proj.
    One Subordinated, AMBAC, 5.125s, 2020(++)                         11,500          10,863,475
  Georgia Municipal Electric Authority, Special
    Obligation, AMBAC, 6.5s, 2017                                      8,510           9,701,740
  Intermountain Power Agency, UT, Power Supply Rev.,
    6.15s, 2014##                                                     44,600          47,142,200
  Intermountain Power Agency, UT, Power Supply Rev.,
    MBIA, 6s, 2016                                                    10,000          10,465,200
  Intermountain Power Agency, UT, Power Supply Rev.,
    AMBAC, 6s, 2021                                                    9,000           9,359,460
  Intermountain Power Agency, UT, Power Supply Rev.,
    MBIA, 5.7s, 2017                                                  12,000          12,158,160
  Massachusetts Municipal Wholesale Electric Co.,
    MBIA, 6.75s, 2017                                                  6,030           6,607,975
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                 4,000           4,840,440
  Michigan Strategic Fund, Limited Obligation Rev.
    (Detroit Edison), MBIA, 7s, 2008                                   3,000           3,544,080
  North Carolina Eastern Municipal Power, MBIA, 5.7s, 2013             7,000           7,250,950
  North Carolina Eastern Municipal Power, MBIA, 5.625s, 2014           7,735           7,929,999
  North Carolina Eastern Municipal Power, MBIA, 6.5s, 2018             9,250          10,533,438
  North Carolina Municipal Power, MBIA, 5.125s, 2017(++)               5,000           4,766,150
  Northern California Transmission Agency, MBIA, 7s, 2013              4,000           4,773,800
  Piedmont, SC, Municipal Power Agency, Electric Rev.,
    FGIC, 6.25s, 2021                                                  4,150           4,603,263
  Piedmont, SC, Municipal Power Agency, Electric Rev.,
    MBIA, 5.375s, 2025                                                10,000           9,866,700
  Southern California Public Power Authority Rev. (San
    Juan Unit Power), MBIA, 5.25s, 2014                               14,940          14,806,885
  Washington Public Power Supply System Rev., MBIA,
    5.75s, 2011                                                        7,500           7,765,275
  Washington Public Power Supply System Rev.
    (Nuclear Proj. #1), MBIA, 5.75s, 2010                             13,100          13,618,105
  Washington Public Power Supply System Rev.
    (Nuclear Proj. #2), MBIA, 5.625s, 2010                            10,000          10,285,000
  Washington Public Power Supply System Rev.
    (Nuclear Proj. #2), MBIA, 5.7s, 2012                              15,000          15,332,850
  Washington Public Power Supply System Rev.
    (Nuclear Proj. #3), 7.125s, 2016                                   5,145           6,117,457
  Washington Public Power Supply System Rev.
    (Nuclear Proj. #3), FGIC, 0s, 2005                                 6,895           4,697,839
                                                                                  --------------
                                                                                  $  267,294,669
---------------------------------------------------------------------------------------------------------
Health Care Revenue - 3.3%
  Cuyahoga County, OH, Hospital Rev. (Cleveland
    Clinic), 8s, 2015                                                $ 8,550        $  8,751,182
  Michigan Hospital Finance Authority Rev. (Henry
    Ford), 5.25s, 2020                                                18,450          17,848,345
  Michigan Hospital Finance Authority Rev. (Hospital
    Henry Ford Health), 5.25s, 2025                                   21,465          20,612,410
  Michigan Hospital Finance Authority Rev. (Mercy
    Health Services), 5.625s, 2016                                     8,375           8,440,409
  Pennsylvania Higher Education Facilities, Health
    Services Rev. (University of Pennsylvania), 5.75s, 2022            2,015           2,049,980
                                                                                   -------------
                                                                                   $  57,702,326
---------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.9%
  Davenport, IA, Hospital Rev. (St. Luke's Hospital),
    AMBAC, 7.4s, 2020                                                $ 2,715        $  2,951,911
  District of Columbia Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                     6,750           6,436,733
  Illinois Educational Facilities Authority Rev.,
    MBIA, 5.7s, 2011                                                   4,500           4,656,060
  Illinois Educational Facilities Authority Rev.
    (Loyola University Health Systems), MBIA, 5s, 2024                 6,675           6,174,442
  Lorain County, OH, Hospital Rev. (Catholic
    Healthcare Partners), MBIA, 5.625s, 2013                           4,775           4,846,052
  Massachusetts Health & Education Facilities
    Authority (University Hospital), MBIA, 7.25s, 2019                 4,500           4,900,050
  Michigan Hospital Finance Authority Rev. (Sisters of
    Mercy Hospital), MBIA, 5.375s, 2014                                9,000           9,073,350
  New York Dormitory Authority Rev. (Montefiore Medical
    Center), AMBAC, 5.25s, 2015                                       13,000          12,836,980
  Peninsula Ports Authority, VA, Hospital Facilities
    Rev. (Wittaker Memorial), FHA, 8.7s, 2023                          1,595           1,650,809
  Rhode Island Health & Education Building, Hospital
    Financing, (Lifespan), MBIA, 5.25s, 2026                           2,155           2,071,795
  Sayre, PA, Health Care Facilities Authority Rev.
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                      6,000           6,553,800
  Tarrant County, TX, Health Facilities Development
    Corp. (Fort Worth Osteopathic), MBIA, 6s, 2021                     6,000           6,469,980
  Utah County, UT, Hospital Rev., IHC Health Services,
    Inc., 5.25s, 2026                                                  6,930           6,547,048
  Washington County, PA, Hospital Authority Rev.
    (Washington Hospital), AMBAC, 7.15s, 2017                          9,000           9,736,470
                                                                                   -------------
                                                                                   $  84,905,480
---------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.2%
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                $ 4,000        $  4,281,120
---------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.0%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
    6.25s, 2011                                                      $ 3,640        $  4,056,015
  Illinois Sales Tax Rev., 6.5s, 2022                                  5,000           5,694,900
  Illinois Sales Tax Rev. (Public Improvement), 0s, 2009               8,965           4,829,625
  Metropolitan Atlanta, GA, Rapid Transit Authority, 6.25s, 2018       4,580           5,063,190
  Rhode Island Depositors Economic Protection Corp.,
    FSA, 5.75s, 2014                                                  14,800          15,518,244
                                                                                   -------------
                                                                                   $  35,161,974
---------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.7%
  Northeast Maryland Waste Disposal Authority,
    (Southwest County Resource Recovery), MBIA, 7.2s, 2005           $ 3,000       $   3,445,170
  Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5.5s, 2017              5,000           5,006,500
  York County, PA, Industrial Development Rev., 8.2s, 2014             4,250           4,414,348
                                                                                   -------------
                                                                                   $  12,866,018
---------------------------------------------------------------------------------------------------------
Special Assesment District - 0.4%
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021                         $ 6,435        $  6,850,830
---------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.0%
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2015                              $ 5,000        $  4,959,050
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2016                               10,000           9,915,800
  New York Thruway Authority General Rev., 5.5s, 2015                 10,340          10,483,002
  New York Thruway Authority General Rev., 5.25s, 2021                 9,000           8,786,790
                                                                                   -------------
                                                                                   $  34,144,642
---------------------------------------------------------------------------------------------------------

Universities - 2.3%
  Massachusetts Health & Education Facilities (Harvard
    University), 6.25s, 2020                                        $ 32,200       $  36,295,196
  Texas A & M University (Permanent University Fund),
    0s, 2007                                                           6,695           4,152,507
                                                                                   -------------
                                                                                   $  40,447,703
---------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 1.8%
  Detroit, MI, Sewage Disposal Rev., MBIA, 5s, 2022                  $12,750       $  11,940,885
  East Bay, CA, Municipal Utility District, Water
    Systems Rev., MBIA, 5s, 2014                                       7,900           7,654,152
  Houston Texas Water & Sewer Systems Rev., FGIC,
    5.375s, 2027                                                      11,000          10,783,630
                                                                                   -------------
                                                                                   $  30,378,667
---------------------------------------------------------------------------------------------------------
Other - 0.7%
  Los Angeles County, CA, Public Works Rev., MBIA,
    5.25s, 2014                                                      $ 6,660        $  6,599,865
  Orange County, CA, California Recovery Certificates,
    MBIA, 6s, 2026                                                     5,000           5,249,351
                                                                                   -------------
                                                                                   $  11,849,216
---------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,508,308,799)                           $1,634,012,068
---------------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 7.8%
---------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. Presbyterian, due 09/04/97                                  $ 4,500        $  4,500,000
  Allegheny County, PA, Hospital Development Authority
    Rev. Presbyterian, due 09/04/97                                    1,000           1,000,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power), due 09/02/97                         3,100           3,100,000
  California Pollution Control Financing Authority,
    Control Rev. Shell Oil, due 09/02/97                             $ 2,500          $2,500,000
  California Statewide Community Development (Sutter
    Health), due 09/02/97                                              2,300           2,300,000
  Charleston County, SC, Industrial Rev. Massey Coal,
    due 09/02/97                                                         100             100,000
  Commonwealth of Massachusetts, due 09/02/97                            910             910,000
  Dade County, FL, Health Facility Hospital Rev.
    (Miami Childrens Hospital), due 09/03/97                           4,500           4,500,000
  Dade County, FL, Industrial Development Authority,
    Pollution Control Rev., due 09/02/97                               3,000           3,000,000
  Delaware County, PA, Industrial Development
    Authority (United Parcel Service), due 09/02/97                    1,800           1,800,000
  East Baton Rouge, LA, Parish, Pollution Control Rev.
    Exxon, due 09/02/97                                                  500             500,000
  Georgia Hospital Financing Authority Rev. (Hospital
    Loan Program), due 09/02/97                                          100             100,000
  Harris County, TX, Health Facilities Hospital
    (Memorial Hospital), due 09/03/97                                  1,300           1,300,000
  Harris County, TX, Health Facilities Hospital
    (Methodist Hospital), due 09/02/97                                   900             900,000
  Harris County, TX, Health Facilities Hospital (St.
    Lukes Episcopal), due 09/02/97                                     7,000           7,000,000
  Harris County, TX, Health Facility Development,
    Development Corp. Special Facilities Rev., due 09/02/97            3,100           3,100,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 09/02/97                                            8,500           8,500,000
  Harris County, TX, Industrial Development Corp.,
    Pollution Control Rev., Control Rev., due 09/02/97                 3,000           3,000,000
  Jackson County, MS, Pollution Control Rev. (Chevron
    USA, Inc.), due 09/02/97                                           1,700           1,700,000
  Jacksonville, FL, Pollution Control Rev. Power &
    Light, due 09/02/97                                                  500             500,000
  Kansas City, MO, Industrial Development Hospital,
    due 09/02/97                                                       1,500           1,500,000
  Kansas City, MO, Industrial Development Hospital,
    due 09/02/97                                                         100             100,000
  Kansas City, MO, Industrial Development Hospital,
    Variable Insured Research Health Services Systems,
    due 09/02/97                                                       5,150           5,150,000
  Lincoln County, WY, Pollution Control Rev. Exxon,
    due 09/02/97                                                       1,300           1,300,000
  Lincoln County, WY, Pollution Control Rev., Exxon,
    due 09/02/97                                                       1,400           1,400,000
  Lubbock, TX, Health Facilities Development Corp.
    Rev. St. Joseph Health System, due 09/02/97                          800             800,000
  Lynchburg, VA, Industrial Development Authority,
    due 09/03/97                                                       7,700           7,700,000
  Maricopa County, AZ, Industrial Development
    Authority Samaritan Health Services Hospital, due 09/02/97           100             100,000
  Municipal Assistance Corp., NY, due 07/01/08                        17,300          17,300,000
  New York, NY, Municipal Water Finance Authority,
    due 09/02/97                                                       1,500           1,500,000
  Peninsula Ports Authority, VA, Shell Oil, due 09/02/97               1,700           1,700,000
  Perry County, MS, Pollution Control Rev. Leaf River
    Forest, due 09/02/97                                               3,400           3,400,000
  Phenix City, AL, Environmental Improvement Rev.,
    due 09/02/97                                                       1,000           1,000,000
  Pinellas County, FL, Health Facility Authority, due
    09/02/97                                                           6,100           6,100,000
  St. Lucie County, FL, Pollution Control Rev. Power &
    Light, due 09/02/97                                                  400             400,000
  State of Oregon, due 09/03/97                                        9,800           9,800,000
  Triborough Bridge & Tunnel Authority, NY, Variable,
    due 09/03/97                                                       3,100           3,100,000
  Uinta County, WY, Pollution Control Rev. (Chevron),
    due 09/02/97                                                       2,900           2,900,000
  Uinta County, WY, Pollution Control Rev. (Chevron),
    Pollution Control Rev. Chevron, due 09/02/97                       1,150           1,150,000
  Vermont Educational & Health Buildings Agency,
    Capital Asset Financing Program, due 06/01/22                      3,090           3,090,000
  Vermont Educational & Health Buildings Agency,
    Capital Asset Financing Program, due 06/01/27                     15,645          15,645,000
---------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                            $    135,445,000
---------------------------------------------------------------------------------------------------------
Non-Floating Rate Demand Notes
---------------------------------------------------------------------------------------------------------
  New York City, NY, Municipal Water Finance
    Authority, due 09/02/97, at Identified Cost                     $    175    $        175,000
---------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,643,928,799)                             $  1,769,632,068
Other Assets, Less Liabilities - (1.9)%                                              (33,398,707)
---------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                             $  1,736,233,361
---------------------------------------------------------------------------------------------------------

(++)When-issued security. At August 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security. +Restricted security.
  ##SEC Rule 144A restriction.
 ###Security segregated as collateral for an open futures contract.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
 Investments, at value (identified cost, $1,643,928,799)     $1,769,632,068
 Cash                                                                17,757
 Receivable for daily variation margin on open futures
  contracts                                                         244,733
 Receivable for Fund shares sold                                    544,710
 Receivable for investments sold                                 36,059,024
 Interest receivable                                             22,136,850
 Other assets                                                        16,219
                                                             --------------
  Total assets                                               $1,828,651,361
                                                             --------------
Liabilities:
 Distributions payable                                       $    3,145,788
 Payable for Fund shares reacquired                              47,490,001
 Payable for investments purchased                               22,770,543
 Payable for when-issued investments purchased                   18,575,621
 Payable to affiliates -
  Management fee                                                     57,527
  Shareholder servicing agent fee                                    18,429
  Distribution and service fee                                       14,551
  Administrative fee                                                  1,977
 Accrued expenses and other liabilities                             343,563
                                                             ---------------
  Total liabilities                                          $   92,418,000
                                                             --------------
Net assets                                                   $1,736,233,361
                                                             ==============
Net assets consist of:
 Paid-in capital                                             $1,582,282,968
 Unrealized appreciation on investments                         125,758,180
 Accumulated undistributed net realized gain on
  investments                                                    24,880,947
 Accumulated net investment income                                3,311,266
                                                             --------------
  Total                                                      $1,736,233,361
                                                             ==============
Shares of beneficial interest outstanding                       157,932,054
                                                                ===========

Class A shares:
 Net asset value per share
  (net assets of $1,660,375,045 / 151,027,931 shares of
  beneficial interest outstanding)                                   $10.99
                                                                     ======
 Offering price per share (100 / 95.25)                              $11.54
                                                                     ======

Class B shares:
 Net asset value and offering price per share
  (net assets of $75,858,316 / 6,904,123 shares of
  beneficial interest outstanding)                                   $10.99
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                              $ 107,440,862
                                                               -------------
  Expenses -
    Management fee                                             $   7,363,899
    Trustees' compensation                                            82,080
    Shareholder servicing agent fee                                1,549,277
    Shareholder servicing agent fee (Class A)                        706,578
    Shareholder servicing agent fee (Class B)                         53,868
    Distribution and service fee (Class B)                           605,681
    Administrative fee                                               124,924
    Custodian fee                                                    448,715
    Postage                                                           90,589
    Printing                                                          76,602
    Auditing fees                                                     54,155
    Legal fees                                                        13,116
    Miscellaneous                                                    522,422
                                                               -------------
      Total expenses                                           $  11,691,906
    Fees paid indirectly                                            (357,434)
                                                               -------------
      Net expenses                                             $  11,334,472
                                                               -------------
        Net investment income                                  $  96,106,390
                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $  52,199,616
    Futures contracts                                            (21,341,499)
                                                               -------------
      Net realized gain on investments                         $  30,858,117
                                                               -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $  14,841,970
    Futures contracts                                             (1,733,527)
                                                               -------------
      Net unrealized gain on investments                       $  13,108,443
                                                               -------------
        Net realized and unrealized gain on investments        $  43,966,560
                                                               -------------
          Increase in net assets from operations               $ 140,072,950
                                                               =============
See notes to financial statements

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                       1997                      1996
------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
 From net investment income                            $    96,106,390     $   105,338,973
 Net realized gain on investments                           30,858,117          24,385,079
 Net unrealized gain (loss) on investments                  13,108,443         (33,508,051)
                                                       ---------------     ---------------
  Increase in net assets from operations               $   140,072,950     $    96,216,001
                                                       ---------------     ---------------
Distributions declared to shareholders -
 From net investment income (Class A)                  $   (92,663,173)    $  (101,464,492)
 From net investment income (Class B)                       (3,251,831)         (2,800,303)
                                                       ---------------     ---------------
  Total distributions declared to shareholders         $   (95,915,004)    $  (104,264,795)
                                                       ---------------     ---------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                      $ 2,033,525,620     $ 1,980,944,467
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                             59,510,183          60,332,570
 Cost of shares reacquired                              (2,269,551,169)     (2,169,208,109)
                                                       ---------------     ---------------
  Decrease in net assets from Fund share transactions  $  (176,515,366)    $  (127,931,072)
                                                       ---------------     ---------------
    Total decrease in net assets                       $  (132,357,420)    $  (135,979,866)

Net assets:
 At beginning of period                                  1,868,590,781       2,004,570,647
                                                       ---------------     ---------------

At end of period (including accumulated distributions
 in excess of net investment income of $3,311,266
 and ($1,216,893), respectively)                       $ 1,736,233,361     $ 1,868,590,781
                                                       ===============     ===============

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     TEN MONTHS                   YEAR ENDED
                                                 YEAR ENDED AUGUST 31,                 ENDED                     OCTOBER 31,
                                         ---------------------------------------     AUGUST 31,      -----------------------
                                           1997           1996           1995           1994           1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                                $    10.75     $    10.83     $    10.68     $    11.64     $    10.73     $    10.80
                                       ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations# -
 Net investment income                 $     0.57     $     0.59     $     0.60     $     0.51     $     0.61     $     0.66
 Net realized and unrealized gain
  (loss) on investments                      0.24          (0.09)          0.15          (0.77)          1.14           0.09
                                       ----------     ----------     ----------     ----------     ----------     ----------
Total from investment
 operations                            $     0.81     $     0.50     $     0.75     $    (0.26)    $     1.75     $     0.75
                                       ----------     ----------     ----------     ----------     ----------     ----------

Less distributions declared to shareholders -
 From net investment income            $    (0.57)    $    (0.58)    $    (0.60)    $    (0.47)    $    (0.66)    $    (0.66)
 From net realized gain on
  investments                                --             --             --            (0.16)         (0.15)         (0.16)
 In excess of net investment
  income                                     --             --             --            (0.04)         (0.03)          --
 In excess of net realized gain on
  investments                                --             --             --            (0.03)          --             --
                                       ----------     ----------     ----------     ----------     ----------     ----------

Total distributions declared
 to shareholders                       $    (0.57)    $    (0.58)    $    (0.60)    $    (0.70)    $    (0.84)    $    (0.82)
                                       ----------     ----------     ----------     ----------     ----------     ----------
Net asset value - end of period        $    10.99     $    10.75     $    10.83     $    10.68     $    11.64     $    10.73
                                       ==========     ==========     ==========     ==========     ==========     ==========
Total return(+)                              7.75%          4.67%          7.31%         (2.33)%++      16.97%          7.35%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                  0.60%          0.60%          0.61%          0.59%+         0.59%          0.57%
 Net investment incme                        5.29%          5.37%          5.70%          5.49%+         5.63%          6.12%
Portfolio turnover                             91%            84%            90%            74%            56%            87%
Net assets at end of period
 (000,000 omitted)                     $    1,660     $    1,798     $    1,949     $    2,031     $    2,195     $    1,878

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               1991           1990           1989           1988           1987
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $    10.11     $    10.53     $    10.57     $     9.71     $    11.00
                                                 ----------     ----------     ----------     ----------     ----------
Income from investment operations -
 Net investment income                           $     0.68     $     0.68     $     0.72     $     0.73     $     0.72
 Net realized and unrealized gain (loss) on
  investments                                          0.69          (0.13)          0.04           0.86          (0.90)
                                                 ----------     ----------     ----------     ----------     ----------
    Total from investment operations             $     1.37     $     0.55     $     0.76     $     1.59     $    (0.18)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions declared to shareholders -
 From net investment income                      $    (0.68)    $    (0.69)    $    (0.72)    $    (0.73)    $    (0.72)
 From net realized gain on investments                 --            (0.27)          --             --             --
 In excess of net investment income                    --             --            (0.08)          --            (0.39)
 From paid in capital                                  --            (0.01)          --             --             --
                                                 ----------     ----------     ----------     ----------     ----------
   Total distributions declared to
    shareholders                                 $    (0.68)    $    (0.97)    $    (0.80)    $    (0.73)    $    (1.11)
                                                 ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                  $    10.80     $    10.11     $    10.53     $    10.57     $     9.71
                                                 ==========     ==========     ==========     ==========     ==========
Total return(+)                                       13.85%          5.42%          7.54%         16.95%         (1.98)%
Ratios (to average net assets)/Supplemental data:
 Expenses                                              0.59%          0.60%          0.64%          0.65%          0.61%
 Net investment income                                 6.47%          6.69%          6.87%          7.16%          6.96%
Portfolio turnover                                       98%           160%           199%           190%           218%
Net assets at end of period (000,000 omitted)    $    1,715     $    1,409     $    1,259     $    1,003     $      903

(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,                TEN MONTHS
                                                                                                 ENDED         YEAR ENDED
                                               ---------------------------------------         AUGUST 31,      OCTOBER 31,
                                                    1997           1996           1995              1994           1993*
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $    10.74     $    11.10     $    10.67     $    11.63     $    11.68
                                                 ----------     ----------     ----------     ----------     ----------

Income from investment operations# -
 Net investment income                           $     0.48     $     0.49     $     0.49     $     0.40     $     0.07
 Net realized and unrealized gain (loss) on
  investments                                          0.25          (0.37)          0.16          (0.77)         (0.05)
                                                 ----------     ----------     ----------     ----------     ----------
    Total from investment operations             $     0.73     $     0.12     $     0.65     $    (0.37)    $     0.02
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions declared to shareholders -
 From net investment income                      $    (0.48)    $    (0.48)    $    (0.49)    $    (0.40)    $    (0.07)(++)
 From net realized gain on investments                 --             --             --            (0.16)          --
 In excess of net realized gain on investments         --             --             --            (0.03)          --
                                                 ----------     ----------     ----------     ----------     ----------

    Total distributions declared to
      shareholders                               $    (0.48)    $    (0.48)    $    (0.49)    $    (0.59)    $    (0.07)
                                                 ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                  $    10.99     $    10.74     $    10.83     $    10.67     $    11.63
                                                 ==========     ==========     ==========     ==========     ==========
Total return                                           6.84%          3.69%          6.35%         (3.25)%++       1.49%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                            1.46%          1.55%          1.60%          1.72%+         1.70%+
 Net investment income                                 4.42%          4.42%          4.68%          4.41%+         3.85%+
Portfolio turnover                                       91%            84%            90%            74%            56%
Net assets at end of period (000,000 omitted)    $       76     $       71     $       56     $       45     $       10

   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
  ##For fiscal years ending September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   *For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through October 31, 1993.
(++)Amount includes a per share distribution in excess of net investment income of $0.002.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Bond Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using settlement prices. Over-the-counter options on securities are valued by brokers. Over-the counter currency options are valued through the use of a pricing model which takes into account forward rates, implied volatility, and short term repurchase rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includible by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997 $4,336,773 was reclassified from accumulated undistributed net realized gain on investments to accumulated net investment income due to differences between book and tax accounting for market discount on tax-exempt obligations. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.19% of average daily net assets and 3.59% of investment income.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $24,042 for the year ended August 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $129,418 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan relating solely to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer. No amounts were retained during the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.82% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $9,427 and $10,251 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,574,345,972 and $1,850,242,082, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $1,643,928,799
                                                              ==============
Gross unrealized appreciation                                 $  127,927,592
Gross unrealized depreciation                                     (2,224,323)
                                                              --------------
    Net unrealized appreciation                               $  125,703,269
                                                              ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                      YEAR ENDED AUGUST 31, 1997               YEAR ENDED AUGUST 31, 1996
                           -------------------------------------    -------------------------------------
                                    SHARES                AMOUNT             SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                    184,758,268      $  2,004,238,212        178,715,545      $  1,948,177,673
Shares issued to
  shareholders in
  reinvestment of
  distributions                  5,291,900            57,558,122          5,345,853            58,555,788
Shares reacquired             (206,226,168)       (2,241,605,376)      (196,714,962)       (2,150,166,037)
                              ------------       ---------------       ------------       ---------------
    Net decrease               (16,176,000)      $  (179,809,042)       (12,653,564)      $  (143,432,576)
                              ============       ===============       ============       ===============

Class B Shares
                                      YEAR ENDED AUGUST 31, 1997               YEAR ENDED AUGUST 31, 1996
                           -------------------------------------    -------------------------------------
                                    SHARES                AMOUNT             SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                      2,698,839         $  29,287,408          2,997,177         $  32,766,794
Shares issued to
  shareholders in
  reinvestment of
  distributions                    179,440             1,952,061            162,309             1,776,782
Shares reacquired               (2,574,149)          (27,945,793)        (1,734,057)          (19,042,072)
                                ----------          ------------         ----------         -------------
    Net increase                   304,130          $  3,293,676          1,425,429         $  15,501,504
                                ==========          ============         ==========         =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $17,759.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include indexed securities and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                               UNREALIZED
                                                                                             APPRECIATION
DESCRIPTION                                   EXPIRATION      CONTRACTS      POSITION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                       September 1997            300         Short             $60,529
Municipal Bonds                           September 1997             56         Short              (5,618)
                                                                                                  -------
                                                                                                  $54,911
                                                                                                  =======

At August 31, 1997, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its total net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Fund owned the following restricted securities (constituting 0.6% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                DATE OF              PAR
DESCRIPTION                                 ACQUISITION           AMOUNT             COST            VALUE
----------------------------------------------------------------------------------------------------------
Alameda County, CA, Certificates of
  Participation, BIGI, 7.25s, 2011              9/21/90       $4,560,000       $4,448,690      $ 5,064,017
Alameda County, CA, Certificates of
  Participation, BIGI, 7.25s, 2012              9/19/90        4,770,000        4,667,397        5,297,228
                                                                                               -----------
                                                                                               $10,361,245
                                                                                               ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Municipal Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Bond Fund (one of the series constituting MFS Series Trust IV) as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended August 31, 1997, the ten months ended August 31, 1994, and each of the years in the seven-year period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Bond Fund at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MUNICIPAL BOND FUND

TRUSTEES                                            CUSTODIAN
A. Keith Brodkin* - Chairman and President          State Street Bank and Trust Company

Richard B. Bailey* - Private Investor;              AUDITORS
Former Chairman and Director (until 1991),          Deloitte & Touche LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director, Cambridge    INVESTOR INFORMATION
Trust Company                                       For MFS stock and bond market outlooks, call toll
                                                    free: 1-800-637-4458 anytime from a touch-tone
Peter G. Harwood - Private Investor                 telephone.

J. Atwood Ives - Chairman and Chief Executive       For information on MFS mutual funds, call your
Officer, Eastern Enterprises                        financial adviser or, for an information kit, call
                                                    toll free: 1-800-637-2929 any business day from 9
Lawrence T. Perera - Partner, Hemenway              a.m. to 5 p.m. Eastern time (or leave a message
& Barnes                                            anytime).

William J. Poorvu - Adjunct Professor, Harvard      INVESTOR SERVICE
University Graduate School of Business              MFS Service Center, Inc.
Administration                                      P.O. Box 2281
                                                    Boston, MA 02107-9906
Charles W. Schmidt - Private Investor
                                                    For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice            1-800-225-2606 any business day from 8 a.m. to 8
President, Director and Secretary, Massachusetts    p.m. Eastern time.
Financial Services Company
                                                    For service to speech- or hearing-impaired, call
Jeffrey L. Shames* - President and Director,        toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company            a.m. to 5 p.m. Eastern time. (To use this service,
                                                    your phone must be equipped with a
Elaine R. Smith - Independent Consultant            Telecommunications Device for the Deaf.)

David B. Stone - Chairman, North American           For share prices, account balances, and exchanges,
Management Corp. (investment advisers)              call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                    anytime from a touch-tone telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company            WORLD WIDE WEB
500 Boylston Street                                 www.mfs.com
Boston, MA 02116-3741
                                                    [DALBAR   For the fourth year in a row,
DISTRIBUTOR                                         LOGO]     MFS earned a #1 ranking in the
MFS Fund Distributors, Inc.                               DALBAR, Inc. Broker/Dealer Survey,
500 Boylston Street                                 Main Office Operations Service Quality
Boston, MA 02116-3741                               Category. The firm achieved a 3.42
                                                    overall score on a scale of 1 to 4 in
PORTFOLIO MANAGER                                   the 1997 survey. A total of 111 firms
Robert A. Dennis*                                   responded, offering input on the
                                                    quality of service they received from
TREASURER                                           29 mutual fund companies nationwide.
W. Thomas London*                                   The survey contained questions about
                                                    service quality in 11 categories,
ASSISTANT TREASURERS                                including "knowledge of operations
Mark E. Bradley*                                    contact," "keeping you informed,"
Ellen Moynihan*                                     "ease of doing business" with the firm.
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) MUNICIPAL                                           BULK RATE
BOND FUND                                                 U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE



(c)1997 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741
                                                         MMB-2 10/97 62M 11/211